Provisions - Fair Value of Plan Assets for Telefónica United Kingdom Pension Plan (Details) - Telefónica United Kingdom - Foreign defined benefit plans - EUR (€) € in Millions	Dec. 31, 2017	Dec. 31, 2016
Disclosure of fair value of plan assets [line items]
Shares	€ 0	€ 357
Bonds	1,651	1,306
Cash equivalents	0	(1)
Total	€ 1,651	€ 1,662